                                                                 EXHIBIT 10.3(c)


           TERMINATION, RELEASE AND REASSIGNMENT OF SECURITY INTEREST

                             (United States Patents)

      This TERMINATION, RELEASE AND REASSIGNMENT OF SECURITY INTEREST is executed and delivered to International Remote Imaging Systems, Inc., a Delaware corporation ("IRIS"), by TOA Medical Electronics Company, Ltd., a Japanese corporation ("TOA"), with reference to the following facts:

      A. Pursuant to a Security Agreement and Collateral Assignment dated as of July 15, 1988 (the "1988 SECURITY AGREEMENT"), IRIS granted to TOA a security interest in certain technology, including, but not limited to, certain United States Patents of IRIS.

      B. Pursuant to a Patent and License Agreement dated as of April 1, 1997, IRIS granted to TOA a license to certain IRIS technology for non-medical, industrial applications. As partial consideration for the Industrial License Agreement, TOA agreed to release its security interest in the United States Patents of IRIS created by the 1988 Security Agreement.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, TOA hereby (i) releases, transfers and reassigns to IRIS all of TOA's right, title and interest in and to all of the United States Patents of IRIS (the "U.S. PATENTS") granted, transferred or assigned under the 1988 Security Agreement, including, without limitation, the rights in and to the United States Patents described on Schedule A attached hereto and incorporated by reference, (ii) terminates its security interest in the U.S. Patents created by the 1988 Security Agreement and (iii) terminates any and all other documents evidencing and/or recording such security interest in the U.S. Patents. Except as set forth above, the 1988 Security Agreement shall remain in full force and effect and TOA shall retain its security interest thereunder in the other collateral covered thereby. TOA agrees to execute any further documents which may be necessary or expedient to effectuate or evidence this Termination, Release and Reassignment of Security Interest.

      IN WITNESS WHEREOF, TOA has caused this Termination, Release and Reassignment of Security Interest to be executed by its duly authorized officer as of this 30th day of October, 1997.

                                       TOA MEDICAL ELECTRONICS CO. LTD., a
                                       Japanese corporation



                                       By: Kenichi Yukimoto
                                           -------------------------------------

                                       Name: /s/ Kenichi Yukimoto
                                             -----------------------------------

                                       Title: Managing Director
                                              ----------------------------------

                                   SCHEDULE A

                              United States Patents


                  (International Remote Imaging Systems, Inc.)



IRIS File No.         Serial No.          Filing Date        Patent Number         Issue Date
-------------         ----------          -----------        -------------         ----------

IRIS-500              06/146,064           05/02/80            4,338,024            07/06/82

IRIS-703              06/327,367           12/04/81            4,502,075            02/26/85

IRIS-1000             06/186,418           09/12/80            4,393,466            09/12/80

IRIS-1301             06/470,208           02/28/83            4,538,299            08/27/85

IRIS-2200             06/286,027           07/22/81            4,476,231            10/09/84

IRIS-2800             06/505,908           06/20/83            4,519,087            05/21/85

IRIS-2804             06/736,432           05/20/85            4,667,335            05/19/87

IRIS-2900             06/512,647           07/11/83            4,612,614            09/16/86

IRIS-3100             06/545,760           10/26/83            4,575,486            03/11/86